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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________

FORM 8-K
___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2003
Commission file Number: 0-17321

___________

TOR MINERALS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

___________

Delaware	74-2081929
(State or other jurisdiction of corporation)	(I.R.S. Employer Identification No.)

722 Burleson
Corpus Christi, Texas 78402
(Address of principal executive offices and zip code)

(361) 883-5591
(Registrant's telephone number, including area code)

ITEM 7. EXHIBITS

Exhibits: The following exhibit to this Current Report on Form 8-K is not being filed but is being furnished pursuant to Item 9 below:

99.1 Investor Presentation provided May 13, 2003

ITEM 9. REGULATION FD DISCLOSURE.

The following information (including the attached exhibit) is furnished under this "Item 9. Regulation FD Disclosure." As provided in General Instructions B.2 and B.6 of Form 8-K, such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

On May 13, 2003, the registrant provided certain historical financial information previously filed in its Forms 10-KSB for the fiscal years ended December 31, 2001 and 2002, along with projections as to its anticipated financial performance in the future, at a presentation made at a meeting of certain of its stockholders and others in the investment community. The full text of the presentation is attached hereto as Exhibit No. 99.1.

 The presentation includes forward-looking information, as that term is defined in the Private Securities Litigation Reform Act of 1995, and, therefore, is subject to certain risks and uncertainties. There can be no assurance that the actual results, business conditions, business developments, losses and contingencies and local and foreign factors will not differ materially from the assumptions made by the Company in preparing the forward looking information as a result of various factors, including market conditions, general economic conditions, including the risks of a general business slow down or recession, raw materials and labor, competition, advances in technology and other factors.

___________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: May 14, 2003	RICHARD BOWERS Richard Bowers President and CEO

Date: May 14, 2003	BARBARA RUSSELL Barbara Russell, Controller (Principal Accounting Officer)

EXHIBIT INDEX
Exhibit No.	Description
99.1	Presentation made on May 13, 2003

EXHIBIT 99.1

 The presentation includes forward-looking information, as that term is defined in the Private Securities Litigation Reform Act of 1995, and, therefore, is subject to certain risks and uncertainties. There can be no assurance that the actual results, business conditions, business developments, losses and contingencies and local and foreign factors will not differ materially from the assumptions made by the Company in preparing the forward looking information as a result of various factors, including market conditions, general economic conditions, including the risks of a general business slow down or recession, raw materials and labor, competition, advances in technology and other factors.

TOR Minerals International, Inc. (Nasdaq: TORM) is a specialty chemical company that manufactures and markets mineral products for use as pigments, pigment extenders, flame retardants, and support structures used in the manufacture of paints, coatings, plastics, solid surface products, catalysts and many other products.

TOR operates manufacturing plants on three continents. Both subsidiary companies are wholly owned by TOR.

 TOR Minerals Malaysia, Sdn. Bhd. (TMM) operates a 50,000 ton-per-year synthetic rutile plant in Ipoh, Malaysia. TMM's synthetic rutile is used both at TMM and at the TOR Minerals International, Inc. (TMI) Corpus Christi, Texas plant to make the Company's signature HITOX TiO2 pigment. TMM also sells synthetic rutile to third parties who use it to make white TiO2 pigment.

 TOR Processing and Trade, B.V. (TP&T) operates a specialty aluminas plant in Hattem, The Netherlands. TP&T specializes in making high purity, high whiteness, flame retardant aluminas under the ALUPREM brand name. TP&T also manufactures transition aluminas (boehmite) used as catalyst support, in printing inks and in high quality paper production. TOR bought TP&T as a start-up in May of 2001.

 TOR Minerals International, Inc. (TMI) has its headquarters and a manufacturing plant in Corpus Christi, Texas where it makes HITOX TiO2 pigment, a line of BARTEX , barium sulfate pigment extenders and HALTEX alumina fire retardants. Plans are in the works to construct processing lines for the ALUPREM aluminas and transition aluminas in Corpus Christi.

The assemblage of mineral processing assets that TOR created in the past three years is beginning to prove its worth. The company is in transition and is experiencing rapid growth. A five-year contract was recently signed with a major TiO2 producer that will result in the sale of significant tonnages of synthetic rutile over a period of five years. The company is also in possession of orders for boehmite that are substantial to the extent that the Netherlands' plant is at capacity; and, the sales of HITOX pigment will increase thirty percent in 2003. Couple this new business with the rapid growth in the ALUPREM line and you find a company that is experiencing significant increases in gross revenues and net profits.

We hope that, as a new friend, you will watch us and perhaps join us as a shareholder.

Highlights
(in thousands, except EPS)	Actual		Projected
	2001	2002	2003	2004	2005
Net Revenues	$ 14,601	$ 16,269	$ 23,910	$ 31,432	$ 35,671
Net Income	$ (578)	$ 309	$ 2,673	$ 4,779	$ 4,235
Basic Earnings per Share	$ (0.10)	$ 0.05	$ 0.38	$ 0.67	$ 0.60
Shares Outstanding	5,507	6,154	7,086	7,086	7,086
Return on Net Revenues	4%	2%	11%	15%	12%
Cash & Cash Equivalents	$ 204	$ 121	$ 768	$ 1,308	$ 3,487
Total Assets	$ 21,442	$ 21,497	$ 23,014	$ 2,614	$ 28,355
Stockholders' Equity	$ 11,169	$ 13,869	$ 16,833	$ 21,612	$ 25,847
Revenue by Product
(in thousands)	Actual		Projected
	2001	2002	2003	2004	2005
HITOX (TiO2)	$ 9,918	$ 10,141	$ 11,935	$ 13,117	$ 13,492
SR (Synthetic Rutile)	$ 50	$ 183	$ 5,750	$ 9,800	$ 12,960
ALUPREM (Alumina)	$ 1,834	$ 3,202	$ 5,548	$ 8,533	$ 9,238
Income
(in thousands, except EPS)	Actual		Projected
	2001	2002	2003	2004	2005
Net Revenues	$ 14,601	$ 16,269	$ 23,910	$ 31,432	$ 35,671
Net Income	$ (578)	$ 309	$ 2,673	$ 4,779	$ 4,235
Basic Earnings per Share	$ (0.10)	$ 0.05	$ 0.38	$ 0.67	$ 0.60
Balance Sheet
(in thousands)	Actual		Projected
	2001	2002	2003	2004	2005
Assets
Cash & Short-term Investments	$ 204	$ 121	$ 768	$ 1,308	$ 3,487
Accounts Receivable	1,943	2,628	3,671	7,682	7,778
Inventories	4,988	4,615	3,966	3,831	3,822
Prepaid Expenses	95	253	125	125	125
Total Current Assets	7,230	7,617	8,530	12,946	15,212
Property, Plant & Equipment, net	12,687	12,456	13,159	11,985	11,860
Other Assets	1,525	1,424	1,325	1,283	1,283
	$ 21,442	$ 21,497	$ 23,014	$ 26,214	$ 28,355
Liabilities and Shareholders' Equity
Accounts Payable & Accrued Expenses	$ 1,551	$ 1,887	$ 1,867	$ 1,864	$ 1,847
Short-term Credit Facilities	3,320	3,905	2,813	1,767	-
Current Portion of Long-term Debt	1,894	644	380	310	310
Total Current Liabilities	6,765	6,436	5,060	3,941	2,157
Long-term Debt	826	887	1,121	661	351
Convertible Subordinated Debentures	2,682	306	-	-	-
Total Liabilities	10,273	7,629	6,181	4,602	2,508
Shareholders' Equity
Common Stock $0.25 par Value	1,399	1,721	1,771	1,771	1,771
Additional Paid-In Capital	15,447	17,447	17,757	17,757	17,757
Accumulated Income (Deficit)	(5,677)	(5,368)	(2,695)	2,084	6,319
Other Comprehensive Income	-	68	-	-	-
Total Shareholders' Equity	11,169	13,868	16,833	21,612	25,847
	$ 21,442	$ 21,497	$ 23,014	$ 26,214	$ 28,355